SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):          June 27, 2002

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10606 (Commission File Number)	77-0148231 (IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 7. Financial Statements, Pro Forma and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Registrant issued on June 27, 2002.

Item 9. Regulation FD Disclosure.

On June 27, 2002, Cadence Design Systems, Inc., a Delaware corporation (the “Registrant”), announced the completion of its acquisition of Simplex Solutions, Inc., a Delaware corporation (“Simplex”). The acquisition of Simplex was effected by means of a merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into Simplex, with Simplex as the surviving company.

2

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of June 27, 2002

CADENCE DESIGN SYSTEMS, INC

By:	/s/ William Porter

William Porter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant issued on June 27, 2002.